SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C.  20549
                    --------------------
                         FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)  October 17, 1995

                    FORD MOTOR CREDIT COMPANY
      -----------------------------------------------------
      (Exact name of registrant as specified in its charter)


INCORPORATED IN DELAWARE           1-6368            38-1612444
------------------------   ----------------------- -------------
(State of other juris-     (Commission File Number) (IRS Employer
diction of incorporation)                          Identification
                                                        No.)


  THE AMERICAN ROAD, DEARBORN, MICHIGAN                48121
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   313-322-3000

ITEM 5.  OTHER EVENTS

     Ford Motor Company news release dated October 12, 1995, filed as Exchibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

                              EXHIBITS

DESIGNATION             DESCRIPTION              METHOD OF FILING
-----------             -----------              ----------------
Exhibit 20              Ford Motor Company       Filed with this
                        News release dated       Report.
                        October 12, 1995.

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   FORD MOTOR CREDIT COMPANY
                                         (Registrant)

Date:  October 17, 1995           By: /s/ R. P. Conrad
                                   ------------------------
                                    R. P. Conrad
                                    Assistant Secretary

                           EXHIBIT INDEX


DESIGNATION      DESCRIPTION


Exhibit 20       Ford Motor Company News
                 release dated October 12,
                 1995.